                                 EXHIBIT 10.26

                         Securities Purchase Agreement

     SECURITIES PURCHASE AGREEMENT, dated as of June 27, 2000 (this "Agreement"), among BRITESMILE, INC., a corporation organized and existing under the laws of Utah (the "Company"), and the purchasers identified in Exhibit A
                                                                   ---------
to this Agreement (each individually a "Purchaser," and collectively the "Purchasers").

                                   Recitals

     A. Subject to the terms and conditions set forth in this Agreement, the Company desires to issue and sell to the Purchasers, and the Purchasers desire to purchase an aggregate principal amount of Fifteen Million Eight Hundred Thirty-three Thousand, Three Hundred Thirty-three Dollars ($15,833,333) of the Company's 5% Convertible Subordinated Notes, due 2005 (the "Convertible Notes"), which are convertible into shares of the Company's common stock, par value $.001 per share (the "Common Stock"). The Convertible Notes shall be in the form attached to this Agreement as Exhibit B. Exhibit A sets forth the aggregate
                              ---------  ---------
principal amount of Convertible Notes to be purchased by each of the Purchasers. No Purchaser shall be responsible for the obligations of any other Purchaser.

     B. Simultaneously with their purchase of the Convertible Notes, the Purchasers desire to purchase, and the Company desires to sell and issue, warrants to purchase Common Stock (the "Warrants"). The number of shares of Common Stock issuable upon the exercise of the Warrants issued to the Purchasers shall be equal to the quotient of (A) the product of the aggregate principal amount of Convertible Notes purchased by each Purchaser multiplied by 0.50, divided by (B) the Conversion Price on the Issuance Date (as those terms are defined in the Convertible Notes) and shall be substantially in the form attached as Exhibit C. The exercise price of the Warrants shall be 140% of the
            ---------
Market Price (as that term is defined in the Warrants) of Common Stock as of the Pricing Date (as that term is defined in the Warrants).

     C. The Company and the Purchasers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 of Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act").

     D. Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement substantially in the form attached hereto as Exhibit D (the "Registration Rights
                                             ---------
Agreement") pursuant to which the Company has agreed to provide certain registration rights under the Securities Act, and the rules and regulations promulgated thereunder, and applicable state securities laws.

     IN CONSIDERATION of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

                                   ARTICLE I

                    PURCHASE AND SALE OF CONVERTIBLE NOTES

     1.1  Purchase and Sale.  Subject to the terms and conditions set forth
          -----------------
herein, the Company shall issue and sell to each Purchaser and each Purchaser severally agrees to purchase the principal amount of Convertible Notes, in denominations of no lower than $100,000 and integral multiples of $50,000 in excess thereof, set forth opposite such Purchaser's name on Exhibit A hereto at
                                                            ---------
the closing described below. No Purchaser shall be responsible for the obligations of any other Purchaser.

     1.2  The Closing.
          -----------

          (a)  Time and Place.  The closing (the "Closing") of the purchase and
               --------------
sale of the Convertible Notes shall take place at the offices of Durham Jones & Pinegar, P.C. ("DJP"), Broadway Centre, Suite 900, 111 East Broadway, Salt Lake City, Utah 84111, at 9:00 a.m. local time, on June 30, 2000 or such later date as the parties shall agree. The date of the Closing is referred to in this Agreement as the "Closing Date."

          (b)  Deliveries. At the Closing, (i) the Company shall deliver to DJP,
               ----------
as escrow agent for the Company and the Purchasers (the "Escrow Agent") (1) the Convertible Notes and the Warrants, each registered in the respective names of the Purchasers, (2) the legal opinion of DJP substantially in the form attached hereto as Exhibit E, and (3) all other documents, instruments and writings
          ---------
required to have been delivered at or prior to the Closing by the Company pursuant to this Agreement; and (ii) the Purchasers shall deliver to the Escrow Agent (1) a total of Fifteen Million Eight Hundred Thirty-three Thousand, Three Hundred Thirty-three Dollars ($15,833,333) (the "Purchase Price"), in United States dollars in immediately available funds by wire transfer to the account of the Escrow Agent as designated in an Escrow Agreement, which shall be executed by all the parties hereto and the Escrow Agent, and delivered to the Escrow Agent on the date of this Agreement, and shall be in the form attached hereto as Exhibit G, which Purchase Price shall be payable severally by each of the
---------
Purchasers in the amount specified opposite their names on Exhibit A hereto, and
                                                           ---------
(2) all documents, instruments, and writings required to have been delivered at or prior to the Closing by the Purchasers pursuant to this Agreement.


                                  ARTICLE II

                        REPRESENTATIONS AND WARRANTIES

     2.1  Representations, Warranties and Agreements of the Company.  The
          ---------------------------------------------------------
Company hereby makes the following representations and warranties to the
Purchasers:

          (a)  Organization and Qualification.  The Company is a corporation,
               ------------------------------
duly organized, validly existing, and in good standing under the laws of the State of Utah, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company has no subsidiaries other than as set forth in Schedule 2.1(a)
                                                           ---------------
attached hereto (collectively, the "Subsidiaries"). Each of the Subsidiaries is a corporation, duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the full corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, (x) adversely affect the legality, validity or enforceability of this Agreement, the Convertible Notes, the Warrants and the Registration Rights Agreement (collectively, the "Transaction Documents"), (y) have a material adverse effect on the results of operations, assets, prospects, or financial condition of the Company and the Subsidiaries, taken as a whole, or
(z) adversely impair the Company's ability to perform fully on a timely basis its obligations under the Transaction Documents (collectively or individually, any of clauses (x) through (z) being referred to in this Agreement as a "Material Adverse Effect").

          (b)  Authorization; Enforcement.  The Company has the requisite
               --------------------------
corporate power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. The execution and delivery of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Convertible Notes and the Warrants and the reservation for issuance and the issuance of the Underlying Shares (as defined herein) issuable upon conversion or exercise thereof, have been duly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its shareholders (except to the extent that shareholder approval may be required pursuant to the rules of the Nasdaq National Market for the issuance of a number of Conversion Shares greater than 19.99% of the number of shares of Common Stock outstanding immediately prior to the Closing Date). The Transaction Documents have been duly executed and delivered by the Company. Each of the Transaction Documents constitutes the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective articles or certificate of incorporation, bylaws, or other charter documents.

          (c)  Capitalization.  The authorized, issued, and outstanding
               --------------
capital stock of the Company is set forth in Schedule 2.1(c). All of such
                                             ---------------
outstanding shares have been, or upon
issuance will be, validly issued and are fully paid and nonassessable. No shares of Common Stock are entitled to preemptive or similar rights, nor is any holder of the Common Stock entitled to preemptive or similar rights arising out of any agreement or understanding with the Company by virtue of any of the Transaction Documents. Except as disclosed in Schedule 2.1(c), and except for the
                                  ---------------
Convertible Notes and Warrants, (A) no shares of the Company's capital stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company; (B) there are no outstanding debt securities issued by the Company; (C) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its Subsidiaries; (D) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the Securities Act (except the Registration Rights Agreement); (E) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (F) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities as described in this Agreement; and (G) the Company does not have any stock appreciation rights or "phantom stock" plans or agreements or any similar plan or agreement. The Company has furnished to each Purchaser true and correct copies of the Company's Articles of Incorporation, as amended and as in effect on the date hereof (the "Articles of Incorporation"), and the Company's Bylaws, as amended and as in effect on the date hereof (the "Bylaws"), and the terms of all securities convertible into or exercisable or exchangeable for Common Stock and the material rights of the holders thereof in respect thereto. Except as specifically disclosed in the SEC Documents (as defined below) or Schedule
                                                                  --------
2.1(c),  no Person (as defined below) (i) to the knowledge of the Company,
------
beneficially owns (as determined pursuant to Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), or (ii) has the right to acquire, by agreement with or by obligation binding upon the Company, beneficial ownership of in excess of five percent (5%) of the Common Stock. A "Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

          (d)  Issuance of Convertible Notes and Warrants.  The Convertible
               ------------------------------------------
Notes and the Warrants are duly authorized, and, when issued and paid for in accordance with the terms of this Agreement, shall be validly issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof. The Company, as at the Closing Date, has and at all times while the Convertible Notes and the Warrants are outstanding will maintain an adequate reserve of duly authorized shares of Common Stock to enable it to comply with its obligations on the conversion or exercise of the Convertible Notes or the Warrants, as the case may be. The shares of Common Stock that would be issuable upon conversion in full of the Convertible Notes and the full exercise of the Warrants (the "Underlying Shares") have been duly authorized and when issued in accordance with the terms of the Convertible Notes and of the Warrants, as the case may be, will be validly issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. At least 6,500,000 shares of Common Stock (subject to adjustment pursuant to the Company's covenant set forth in Section 3.15 below) have been duly authorized and reserved for issuance upon conversion of the Convertible Notes and upon exercise of the Warrants. The issuance by the Company of the Securities is exempt from registration under the Securities Act.

          (e)  No Conflicts.  The execution, delivery and performance of the
               ------------
Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby on the Closing Date do not and will not (i) conflict with or violate any provision of its Articles of Incorporation or bylaws (each as amended through the date hereof), (ii) subject to obtaining the consents referred to in Section 2.1(f), conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or any of its Subsidiaries is subject (including Federal and state securities laws and regulations), or by which any property or asset of the Company or any of its Subsidiaries is bound or affected, except in the case of each of clauses (ii) and (iii), such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as could not, individually or in the aggregate, have or result in a Material Adverse Effect. The business of the Company and its Subsidiaries is not being conducted in violation of any law, ordinance or regulation of any governmental authority, except for violations which, individually or in the aggregate, do not have a Material Adverse Effect.

          (f)  Consents and Approvals.  Except as specifically set forth in
               ----------------------
Schedule 2.1(f), neither the Company nor any Subsidiary is required to obtain
---------------
any consent, waiver, authorization or order of, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other person in connection with the execution, delivery and performance by the Company of the Transaction Documents other than
(i) the filing by the Company of the registration statement contemplated by the Registration Rights Agreement with the SEC, (ii) the application by the Company for the listing of the Underlying Shares with The Nasdaq Stock Market (and with any other national securities exchange or market on which the Common Stock is then listed), (iii) the filing by the Company of a Form D with the SEC; (iv) the filing by the Company of any notification required in connection with the consummation of the transactions contemplated by the Transaction Documents as required by any state securities laws, and (v) in all other cases, where the failure to obtain such consent, waiver, authorization or order, or to give or make such notice or filing, could not have or result in, individually or in the aggregate, a Material Adverse Effect (the consents, waivers, authorizations, orders, notices and filings referred to clauses (i) through (iv) above and referred to in Schedule 2.1(f) being referred
                                                  ---------------
to in this Agreement as the "Required Approvals"). Except as disclosed in
Schedule 2.1(f), all consents, authorizations, orders, filings and registrations
---------------
which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company and its Subsidiaries are unaware of any facts or circumstances that might give rise to any of the foregoing. The Company is not in violation of the listing requirements of the Nasdaq National Market, including, without limitation, the requirements set forth in Rule 4310(c)(25)(G)(i) of The Nasdaq Stock Market's Marketplace Rules, and has no actual knowledge, nor has it received any notice from the Nasdaq National Market of any facts which would reasonably lead to delisting or suspension of the Common Stock by the Nasdaq National Market in the foreseeable future.

          (g)  Litigation; Proceedings.  Except as specifically disclosed in
               -----------------------
the Disclosure Materials (as hereinafter defined) or in Schedule 2.1(g), there
                                                        ---------------
is no action, suit, notice of violation, proceeding or investigation pending or, to the best knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries or any of their respective properties before or by any court, governmental or administrative agency or regulatory authority (Federal, state, county, local or foreign) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Convertible Notes, Warrants, or Underlying Shares (collectively the "Securities") or (ii) could not, individually or in the aggregate, have or result in a Material Adverse Effect.

          (h)  No Default or Violation.  Neither the Company nor any
               -----------------------
Subsidiary (i) is in default under or in violation of any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound, (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is in violation of any statute, rule or regulation of any governmental authority, except as could not individually or in the aggregate, have or result in, individually or in the aggregate, Material Adverse Effect.

          (i)  Private Offering.  Neither the Company nor any Person acting on
               ----------------
its behalf has taken or will take any action which might subject the offering, issuance or sale of the Securities to the registration requirements of Section 5 of the Securities Act.

          (j)  SEC Documents.  The Company has filed all reports required to
               -------------
be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the three years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials being collectively referred to herein as the "SEC Documents" and, together with the exhibits and schedules to this Agreement and other documents and information furnished to the Purchasers by or on behalf of the Company at any time prior to the Closing, as the "Disclosure Materials") on a timely basis or has timely filed any notification required under Rule 12b-25 under the Exchange Act and has thereafter filed any such reports within the time period stated in any such notification under Rule 12b-25. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Documents, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. All material agreements to which the Company is a party or to which the property or assets of the Company are subject have been filed as exhibits to the SEC Documents to the extent required. The financial statements of the Company included in the SEC Documents comply in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal year-end audit adjustments. Since the date of the financial statements included in the Company's last filed Annual Report on Form 10-KSB prior to the date of this Agreement, there has been no event, occurrence or development that has had or that could have or result in a Material Adverse Effect which has not been specifically disclosed in writing to the Purchasers by the Company. The Company last filed audited financial statements with the SEC on July 7, 1999, and has not received any comments from the SEC in respect thereof. No other information provided by or on behalf of the Company to the Purchasers which is not included in the SEC Documents contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are or were made, not misleading. Neither the Company nor any of its Subsidiaries nor any of their officers, directors, employees or agents have provided the Purchasers with any material, nonpublic information.

          (k)  Employee Relations.  Neither the Company nor any of its
               ------------------
Subsidiaries is involved in any union labor dispute nor, to the knowledge of the Company or any of its Subsidiaries, is any such dispute threatened. None of the Company's or its Subsidiaries' employees is a member of a union and neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relations with their employees are good. No executive officer (as defined in Rule 501(f) of the Securities Act) has notified the Company that such officer intends to leave the Company or otherwise terminate such officer's employment with the Company and the Company does not expect to terminate any such officer during the six months following the date hereof.

          (l)  Intellectual Property Rights.  Except as set forth in Schedule
               ----------------------------                          --------
2.1(l), the Company and its Subsidiaries own or possess adequate rights or
------
licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted. Except as set forth on Schedule 2.1(l), none of the trademarks, trade names, service marks,
         ---------------
service mark registrations, service names, patents, patent rights, patent applications, copyrights, inventions, licenses, approvals, government authorizations, trade secrets or other intellectual property rights (collectively, the "Intellectual Property") of the Company have expired or terminated, or are expected to expire or terminate within two years from the date of this Agreement, except where such expiration or termination would not result, individually or in the aggregate, in a Material Adverse Effect. Except as set forth in Schedule 2.1(l), the Company and its Subsidiaries do not have
                ---------------
any knowledge of any infringement by the Company or its Subsidiaries of the Intellectual Property of others. Except as set forth on Schedule 2.1(l), no
                                                        ---------------
administrative or court action or proceeding has been made or brought against, or to the Company's knowledge, has been threatened against, the Company or its Subsidiaries regarding the infringement of the Intellectual Property of others. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of their intellectual properties. Except as set forth in Schedule 2.1(l), the Company and its Subsidiaries do not
                       ---------------
have any knowledge of any infringement by any third party of any of the Company's or its Subsidiaries' Intellectual Property.

          (m)  Environmental Laws. The Company and its Subsidiaries (i) are in
               ------------------
compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval where, in each of the three foregoing cases, the failure to so comply would have, individually or in the aggregate, a Material Adverse Effect.

          (o)  Title. The Company and its Subsidiaries have good and marketable
               -----
title in fee simple to all real property owned by them and good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in Schedule 2.1(o) or such
                                                         ---------------
as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and any of its Subsidiaries. Any real property and facilities held under lease by the Company and any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.

          (p)  Tax Status. The Company and each of its Subsidiaries has made or
               ----------
filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and for which the Company has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

          (q)  Transactions With Affiliates. Except as set forth on Schedule
               ----------------------------                         --------
2.1(q) and in the Disclosure Materials and other than the grant of stock options
------
disclosed on Schedule 2.1(c), none of the officers, directors, or employees of
             ---------------
the Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

          (r)  Foreign Corrupt Practices.  Neither the Company, nor any of its
               -------------------------
Subsidiaries, nor, to the Company's knowledge, any director, officer, agent, employee or other person acting on behalf of the Company or any of its Subsidiaries has, in the course of its actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

          (s)  Investment Company.  The Company is not, and is not an
               ------------------
Affiliate, as that term is defined in Section 3.10, of an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          (t)  Certain Fees.  Except for fees payable to FleetBoston Robertson
               ------------
Stephens, Inc. as described in Section 5.1 of this Agreement, no fees or commissions will be payable by the Company to any broker, financial advisor, finder, investment banker, or bank with respect to the transactions contemplated by this Agreement.

          (u)  Solicitation Materials.  The Company has not (i) distributed
               ----------------------
any offering materials in connection with the offering and sale of the Securities other than the Disclosure Materials and any amendments and supplements thereto or (ii) solicited any offer to buy or sell the Securities by means of any form of general solicitation or advertising.

          (v)  Form S-3 Eligibility.  The Company is eligible to register
               --------------------
securities for resale with the SEC under Form S-3 promulgated under the Securities Act.

          (w)  Listing and Maintenance Requirements Compliance.  Other than as
               -----------------------------------------------
specifically listed in the Disclosure Materials, the Company has not in the two years preceding the date of this Agreement received written notice from any stock exchange or market on which the Common Stock is or has been listed (or on which it has been quoted) to the effect that the Company is not in compliance with the listing or maintenance requirements of such exchange or market.

          (x)  Acknowledgment Regarding Purchaser's Purchase of Convertible
               ------------------------------------------------------------
Notes. The Company acknowledges and agrees that each of the Purchasers is acting
-----
solely in the capacity of an arm's length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that each Purchaser is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by any of the Purchasers or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Purchaser's purchase of the Securities. The Company further represents to each Purchaser that the Company's decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives.

          (y)  No Integrated Offering.  Neither the Company, nor any of its
               ----------------------
affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any securities or solicited any offers to buy any securities, under circumstances that would require registration of the issuance by the Company of any of the Securities under the Securities Act or cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated, nor will the Company or any of its Subsidiaries take any action or steps that would require registration of the issuance by the Company of any of the Securities under the Securities Act or cause the offering of the Securities to be integrated with other offerings.

          (z)  Insurance. The Company and each of its Subsidiaries are insured
               ---------
by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect, taken as a whole.

          (aa) Regulatory Permits.  Except for the absence of which would not
               ------------------
result, either individually or in the aggregate, in a Material Adverse Effect, the Company and its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

          (bb) Internal Accounting Controls.  The Company and each of its
               ----------------------------
Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences, and the Company has not received any indication contrary to clauses (i) through (iv) above from its auditors or other advisors.

          (cc) No Materially Adverse Contracts, Etc.  Neither the Company nor
               ------------------------------------
any of its Subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company's officers has or is expected in the future to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is a party to any contract or agreement which in the judgment of the Company's officers has or is expected to have a Material Adverse Effect.

          (dd) Application of Takeover Protections. The Company and its board of
               -----------------------------------
directors have taken all necessary action in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar and-takeover provision under the Company's articles of incorporation or the laws of the state of its incorporation which is or could become applicable to the Purchasers as a result of the transactions contemplated by this Agreement, including, without limitation, the Company's issuance of the Securities and the Purchasers' ownership of the Securities.

          (ee) Rights Agreement. The Company has not adopted a shareholder
               ----------------
rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company and does not intend to do so.

          (ff) No Other Agreements.  The Company has not, directly or
               -------------------
indirectly, made any agreements with any Purchasers relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents.

          (gg) Absence of Certain Changes.  Except as disclosed in Schedule
               --------------------------                          --------
2.1(gg), since March 31, 2000, there has been no material adverse change and no
-------
material adverse development in the business, properties, assets, operations, results of operations, financial conditions or prospects of the Company or its Subsidiaries. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any bankruptcy law nor does the Company or any of its Subsidiaries have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so. Except as disclosed in Schedule 2.1(gg), since April 1, 2000, the Company has
                       ----------------
not declared or paid any dividends, sold any assets, individually or in the aggregate, in excess of $100,000 outside of the ordinary course of business or had capital expenditures, individually or in the aggregate, in excess of $100,000.

          (hh) Senior Indebtedness.  Except as set forth on Schedule 2.1(hh),
               -------------------                          ----------------
the Company has no Senior Indebtedness (as defined in the Convertible Notes).

     2.2  Representations and Warranties of the Purchasers.  Each Purchaser
          ------------------------------------------------
severally and not jointly, and only with respect to itself, makes the following representations and warranties to the Company:

          (a)  Organization; Authority.  Such Purchaser, if an entity, is a
               -----------------------
corporation or other entity duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization with the requisite corporate or other power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. The purchase by such Purchaser of the Convertible Notes and the Warrants hereunder has been duly authorized by all necessary action on the part of such Purchaser. Each of this Agreement and the Registration Rights Agreement has been duly executed and delivered by such Purchaser and constitutes the valid and legally binding obligation of such Purchaser, enforceable against such Purchaser, in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity.

          (b)  Investment Intent.  Such Purchaser is acquiring the Convertible
               -----------------
Notes and the Warrants, and upon conversion of the Convertible Notes or exercise of the Warrants, will acquire the Underlying Shares, for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act; provided, however, that by making the representations contained in this Section 2(b), such Purchaser does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the

Securities at any time in accordance with or to the extent allowed by this Agreement, the Registration Rights Agreement, and the Securities Act.

          (c)  Accredited Status.  At the time such Purchaser was offered the
               -----------------
Convertible Notes and the Warrants, it was, and at the date hereof, it is, and at the Closing Date and each of its conversion dates as to the Convertible Notes or exercise dates as to the Warrants, it will be, an "accredited investor" as defined in Rule 501(a) under the Securities Act.

          (d)  Experience of Purchaser.  Such Purchaser either alone or
               -----------------------
together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment.

          (e)  Ability of Purchaser to Bear Risk of Investment.  Such
               -----------------------------------------------
Purchaser acknowledges that the Securities are speculative investments and may involve a high degree of risk and such Purchaser is able to bear the economic risk of an investment in the Securities, and, at the present time, is able to afford a complete loss of such investment.

          (f)  Access to Information.  Such Purchaser acknowledges receipt of
               ---------------------
the Disclosure Materials and further acknowledges that it has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Convertible Notes and the Warrants, and the merits and risks of investing in the Convertible Notes and the Warrants; (ii) access to information about the Company and the Company's financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment and to verify the accuracy and completeness of the information contained in the Disclosure Materials.

          (g)  Affiliate Status.  Except as previously disclosed to the Company,
               ----------------
on the date prior to this Agreement, such Purchaser was not an Affiliate of the Company.

          (h)  Reliance.  Such Purchaser understands and acknowledges that (i)
               --------
the Convertible Notes and the Warrants are being offered and sold to such Purchaser without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act and (ii) the availability of such exemption, depends in part on, and the Company will rely upon the accuracy and truthfulness of, the foregoing representations and the Purchaser hereby consents to such reliance.

          (i)  Professional Advice. Such Purchaser has sought such accounting,
               -------------------
legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

          (j)  Transfer or Resale.  Such Purchaser understands that except as
               ------------------
provided in the Registration Rights Agreement: (i) the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered under the Securities Act and applicable state securities laws, (B) such Purchaser shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, (C) such Purchaser provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 promulgated under the Securities Act (or a successor rule thereto) ("Rule 144") or (D) transferred in accordance with Rule 144A under the Securities Act (or any successor rule thereto) ("Rule 144A") to a qualified institutional buyer (as such term is defined in Rule 144A); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. Notwithstanding the foregoing, the Securities may be pledged in connection with a bona fide margin account or other loan secured by the Securities.

          (k)  Legends. Such Purchaser understands that the certificates or
               -------
other instruments representing the Notes and the Warrants and, until such time as the sale of the Underlying Shares has been registered under the Securities Act as contemplated by the Registration Rights Agreement, the stock certificates representing the Underlying Shares, except as set forth below, shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR (II) UNLESS SOLD PURSUANT TO EITHER RULE 144A UNDER SAID ACT TO A QUALIFIED INSTITUTIONAL BUYER OR RULE 144 UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE

     PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY THE SECURITIES.

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Securities upon which it is stamped, if (i) such Securities are registered for sale under the Securities Act, (ii) in connection with a sale transaction, such holder provides the Company with an opinion of counsel, in a generally acceptable form to the Company, to the effect that a public sale, assignment or transfer of such Securities may be made without registration under the Securities Act, or (iii) such holder provides the Company with reasonable assurances that the Securities can be sold pursuant to Rule 144 without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold. Such Purchaser acknowledges, covenants and agrees to sell the Securities represented by a certificate(s) from which the legend has been removed, only pursuant to (i) a registration statement effective under the Securities Act and upon compliance with the prospectus delivery requirements of the Securities Act, or (ii) advice of counsel that such sale is exempt from registration required by
Section 5 of the Securities Act.


                                  ARTICLE III

                        OTHER AGREEMENTS OF THE PARTIES

     3.1  Best Efforts. The Company shall use its best efforts to timely satisfy
          ------------
each of the conditions to be satisfied by it as provided in Article IV of this Agreement.

     3.2  Form D and Blue Sky.  The Company agrees to file a Form D with respect
          -------------------
to the Securities as required under Regulation D under the Securities Act within the time specified in Regulation D and to provide a copy thereof to each Purchaser promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Securities for, or obtain exemption for the Securities for, sale to the Purchasers at the Closing pursuant to this Agreement under applicable state securities laws, and shall provide evidence of any such action so taken to the Purchasers on or prior to the Closing Date. The Company shall make all filings and reports relating to the offer and sale of the Securities required under applicable state securities laws following the Closing Date.

     3.3  Reporting Status. Until the earlier of (i) the date which is one year
          ----------------
after the date on which the holders thereof may sell all of the Underlying Shares without restriction pursuant to Rule 144(k) under the Securities Act (or successor thereto) and (ii) the date on which (A) the holders thereof shall have sold all the Underlying Shares and (B) none of the Convertible Notes or the Warrants is outstanding (the "Reporting Period"), the Company shall file all reports required to be filed with the SEC pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would otherwise permit such termination.

     3.4  Shareholder Information. The Company agrees to send to each Purchaser
          -----------------------
during the Reporting Period copies of any notices and other information made available or given to the stockholders of the Company generally, contemporaneously with the making available or giving thereof to the stockholders. During the Reporting Period, the Company shall include each Purchaser on the Company's distribution list for press releases and shall provide each Purchaser with any such press releases in the same manner and at the same time as others on such distribution list.

     3.5  Right of First Refusal.  Subject to the exceptions described below,
          ----------------------
during the period beginning on the date hereof and ending on, and including, the date which is twelve (12) months after the Closing Date, neither the Company nor its Subsidiaries shall negotiate or contract with any party for any equity financing (including any debt financing with an equity component) or issue any equity securities of the Company or any Subsidiary or securities convertible into or exchangeable or exercisable for equity securities of the Company or any Subsidiary (including debt securities with an equity component) in any form ("Future Offerings"), unless it shall have first delivered to each Purchaser, or a designee appointed by such Purchaser, a written notice (the "Future Offering Notice") describing the proposed Future Offering, including the size, material terms and conditions thereof, and providing each Purchaser an option to purchase up to its Aggregate Percentage (as defined below) of the securities to be issued in such Future Offering, as of the date of delivery of the Future Offering Notice, in the Future Offering on the same terms and conditions set forth in the Future Offering Notice. The rights granted to the Purchasers in this Section 3.5 are collectively referred to as the "First Right of Refusal." For purposes of this Section 3.5, "Aggregate Percentage" at any time with respect to any Purchaser shall mean the percentage obtained by calculating the quotient of (i) the aggregate principal amount of the Convertible Notes issued to such Purchaser on the Closing Date by (ii) the aggregate principal amount of the Convertible Notes issued to all of the Purchasers on the Closing Date. A Purchaser can exercise its option to participate in a Future Offering by delivering written notice of its election to participate to the Company within ten (10) Business Days after receipt of a Future Offering Notice, which notice shall state the quantity of securities being offered in the Future Offering that such Purchaser will purchase, up to its Aggregate Percentage, and that number of securities it is willing to purchase in excess of its Aggregate Percentage. In the event that one or more Purchasers fail to elect to purchase up to each such Purchaser's Aggregate Percentage of the Future Offering, then each Purchaser that has indicated its willingness to purchase a number of securities in such Future Offering in excess of its Aggregate Percentage shall be entitled to purchase up to its pro rata portion of the securities in the Future Offering which one or more of the other Purchasers have not elected to purchase. If the Purchasers fail to elect to fully participate in the Future Offering within the periods described in this Section 3.5, the Company shall have sixty (60) calendar days thereafter to sell the securities of the Future Offering that the Purchasers did not elect to purchase, upon terms and conditions no more favorable to the purchasers thereof than specified in the Future Offering Notice. If the Company has not sold such securities of the Future Offering within such sixty (60) day period, the Company shall not thereafter issue or sell such securities without first offering such securities to the Purchasers in the manner provided in this Section 3.5. The First Right of Refusal shall not apply to (i) any loan from a commercial bank which does not have an equity issuance feature or component, (ii) the Company's issuances of securities (A) as consideration in a merger or consolidation, or (B) in connection with any strategic partnership or joint venture (the primary purpose of which is not to raise equity) with any entity whose primary business is not investing in or advising other entities, (iii) the issuance of Common Stock in a firm commitment, underwritten public offering,
(iv) the issuance of securities upon exercise or conversion of the Company's options, warrants or other convertible securities outstanding as of the date hereof provided the terms of such securities are not amended after the date hereof, and (v) the grant of additional options or warrants, or the issuance of additional securities, under any Company stock option plan, restricted stock plan or stock purchase plan for the benefit of the Company's employees, officers or directors for services provided to the Company. The Purchasers shall not be required to participate in or exercise their right of first refusal with respect to a particular Future Offering in order to preserve their First Right of Refusal with respect to later Future Offerings.

     3.6  Listing. The Company shall promptly secure the listing of all of the
          -------
Registrable Securities (as defined in the Registration Rights Agreement) upon each national securities exchange and automated quotation system (including the Nasdaq National Market ("NNM")), if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Registrable Securities from time to time issuable under the terms of the Transaction Documents. During the Reporting Period, the Company shall maintain the Common Stock's listing on either the NNM or the New York Stock Exchange ("NYSE"). Neither the Company nor any of its Subsidiaries shall take any action which may result in the delisting or suspension of the Common Stock on the NNM or NYSE (other than to switch listings from the NNM to NYSE). The Company shall promptly, and in no event later than the following Business Day, offer to provide to the Purchasers copies of any notices it receives from the NNM or NYSE regarding the continued eligibility of the Common Stock for listing on such automated quotation system or securities exchange, provided that such notices shall not contain any material non-public information. The Company shall pay all fees and expenses in connection with satisfying its obligations under this
Section 3.6.

     3.7  Expenses.  The Company shall pay after Closing an expense allowance of
          --------
up to Twenty-five Thousand Dollars ($25,000), to counsel for the Purchasers, provided that the Purchasers shall promptly remit an invoice for such amount on or before the thirtieth (30/th/) day following the Closing Date. The Purchasers agree to engage a single firm as counsel to represent them jointly.

     3.8  Corporate Existence. So long as any Purchaser beneficially owns any
          -------------------
Convertible Notes or Warrants, the Company shall maintain its corporate existence and shall not sell all or substantially all of the Company's assets, except in the event of a merger or consolidation or sale of all or substantially all of the Company's assets where the surviving or successor entity in such transaction (A) assumes the Company's obligations under the Transaction Documents and (B) is a publicly traded corporation whose common stock is listed for trading on the NNM or NYSE.

     3.9   Trading Restrictions. Each Purchaser agrees that during the ten (10)
           --------------------
trading days immediately preceding the date of this Agreement, it shall not sell any shares of Common Stock including by way of any "short sales" of the Common Stock (as defined in Rule 3b-3 of the Exchange Act).

     3.10  Integration.  The Company shall not and shall use its best efforts
           -----------
to ensure that no Person controlling, controlled by or under common control with the Company (an "Affiliate") shall sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Convertible Notes, the Warrants, or the Underlying Shares in a manner that would require the registration under the Securities Act of the issue or sale of the Convertible Notes, the Warrants, or the Underlying Shares to the Purchasers.

     3.11  Subsequent Registrations.  Other than Underlying Shares and other
           ------------------------
"Registrable Securities" (as such term is defined in the Registration Rights Agreement) to be registered in accordance with the Registration Rights Agreement and except as set forth in Schedule 11 to the Registration Rights Agreement
                           -----------
(which securities may not be registered prior to the time the Registrable Securities are registered), the Company shall not, for a period of not less than ninety (90) trading days after the date that the Underlying Shares Registration Statement relating is declared effective by the SEC, without the prior written consent of the Purchasers, register for resale any securities of the Company. Any days that Purchasers are unable (either because the Company has notified the Purchasers that the Purchasers may not utilize such Underlying Shares Registration Statement, or because any securities exchange or market has suspended trading in the Common Stock or because any governmental authority has suspended the use of such Underlying Shares Registration Statement) to sell Underlying Shares under the Underlying Shares Registration Statement shall be added to such ninety (90) trading day period for the purposes of this Section 3.11.

     3.12  Transfer Agent Instructions. The Company shall issue irrevocable
           ---------------------------
instructions to its transfer agent, and any subsequent transfer agent, to issue certificates, registered in the name of each Purchaser or its nominee(s), for the Underlying Shares in such amounts as specified from time to time by each Purchaser to the Company upon conversion of the Convertible Notes or exercise of the Warrants (in the form attached hereto as Exhibit F, the "Irrevocable
                                             ---------
Transfer Agent Instructions"). Prior to the effectiveness of registration of the Underlying Shares under the Securities Act, all such certificates shall bear the restrictive legend specified in Section 2.2(k) of this Agreement. The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 3.12, and stop transfer instructions to give effect to Section 2.2(j) hereof (in the case of the Underlying Shares, prior to registration of the Underlying Shares under the Securities Act) will be given by the Company to its transfer agent with respect to the Underlying Shares and that the Underlying Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Registration Rights Agreement. Nothing in this Section 3.12 shall affect in any way each Purchaser's obligations under the Securities Act and agreements set forth in Section 2.2(k) to comply with all applicable prospectus delivery requirements, if any, upon resale of the Securities. If a Purchaser provides the Company with an opinion of counsel, in a generally acceptable form to the Company, to the effect that a public sale, assignment or transfer of the Securities may be made without registration under the Securities Act, the Company shall permit the transfer, and, in the case of the Underlying Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by such Purchaser and without any restrictive legends. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Purchasers. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 3.12 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this
Section 3.12, that the Purchasers shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

     3.13  Limitation on Senior Indebtedness.  Notwithstanding anything to the
           ---------------------------------
contrary herein or any of the instruments or documents executed in connection with this Agreement, the Company covenants that it will not issue any Senior Indebtedness, as that term is defined in the Convertible Notes, after the date of this Agreement and while any of the Convertible Notes are outstanding, without first obtaining the written consent of the Holders of at least three fourths (3/4) of the aggregate principal amount of the Convertible Notes then outstanding; provided, however, that the foregoing written consent limitation will have no effect after such time as the Company has achieved positive cash flow from operations of at least Three Million Dollars ($3,000,000) for any fiscal quarter completed after the date of this Agreement, which determination shall be made by reference to financial information filed as part of any Quarterly Report on Form 10-QSB or Annual Report on Form 10-KSB of the Company filed at any time while the Convertible Notes are outstanding, and further provided that the Purchasers hereby agree and consent to the issuance by the Company of up to Three Million Dollars ($3,000,000) of additional convertible debt financing on terms no more favorable than the Convertible Notes, which shall be in pari passu with the Convertible Notes, and which may be issued after the date hereof to any party selected by the Company, including the directors, officers or existing shareholders of the Company.

     3.14  Use of Proceeds.  The Company covenants to use all of the proceeds
           ---------------
from the placement of the Securities for working capital purposes and not for the satisfaction of any portion of Company debt or to redeem or repurchase Company equity or equity-equivalent securities. Pending application of the proceeds of this placement in the manner permitted hereby the Company will invest such proceeds in interest bearing accounts and/or short-term, investment grade interest bearing securities.

     3.15  Reservation of Shares.  The Company shall take all action necessary
           ---------------------
to at all times have authorized, and reserved for the purpose of issuance, no less than 200% of the number of shares of Common Stock needed to provide for the issuance of the shares of Common Stock upon conversion of all outstanding Convertible Notes (without regard to any limitations on conversions) and 100% of the number of shares of Common Stock needed to provide for the issuance of the shares of Common Stock upon exercise of all outstanding Warrants (without regard to any limitations on exercises).

     3.16  Filing of Current Report on Form 8-K. On or before the second (2/nd/)
           ------------------------------------
Business Day following the Closing Date, the Company shall file a Current Report on Form 8-K with the SEC describing the terms of the transactions contemplated by the Transaction Documents and including as exhibits to such Current Report on Form 8-K this Agreement, the form of the Convertible Notes, the Registration Rights Agreement and the form of Warrants.

     3.17  Proxy Statement.  The Company shall provide each shareholder entitled
           ---------------
to vote at the next meeting of shareholders of the Company, which meeting shall occur on or before August 31, 2000 (the "Shareholder Meeting Deadline"), a proxy statement, which has been previously reviewed by the Purchasers and a counsel of their choice, soliciting each such shareholder's affirmative vote at such annual shareholder meeting for (i) approval of the Company's issuance of all of the Securities as described in this Agreement in accordance with applicable law and the rules and regulations of The Nasdaq Stock Market, Inc.; and (ii) approval for the increase in the number of authorized shares of Common Stock to 100,000,000 (such affirmative approval in respect of both clauses (i) and (ii) above being referred to herein collectively as the "Shareholder Approval"), and the Company shall use its best efforts to solicit its shareholder's approval of such issuance of the Securities and to cause the Board of Directors of the Company to recommend to the shareholders that they approve such proposal. If the Company fails to hold a meeting of its shareholders by the Shareholder Meeting Deadline, then, as partial relief (which remedy shall not be exclusive of any other remedies available at law or in equity), the Company shall pay to each holder of Convertible Notes an amount in cash equal to the product of (i) the Purchase Price multiplied by (ii) 0.015; multiplied by (iii) the quotient of (x) the number of days after the Shareholder Meeting Deadline and prior to the date that a meeting of the Company's shareholders seeking Shareholder Approval is held, divided by (y) 30. The Company shall make the payments referred to in the immediately preceding sentence within five (5) days of the earlier of (I) the holding of the meeting of the Company's shareholders, the failure of which resulted in the requirement to make such payments, and (II) the last day of each 30-day period beginning on the Shareholder Meeting Deadline. In the event the Company fails to make, such payments in a timely manner, such payments shall bear interest at the rate of 1.5% per month (pro rated for partial months) until paid in full.

     3.18  Indemnification.  In consideration of each Purchaser's execution and
           ---------------
delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company's other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless each Purchaser and each other holder of the Securities and all of their stockholders, officers, directors, partners, members, employees and direct or indirect investors and any of the foregoing persons' agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby,
(c) any cause of action, suit or claim brought or made against such Indemnitee and arising out of or resulting from the execution, delivery, performance or enforcement of the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (d) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, or (e) the status of such Purchaser or holder of the Securities as an investor in the Company. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law to the settlement of claims and the Company's rights to assume the defense of claims.

     3.19  Transactions With Affiliates.  So long as (i) any Convertible Notes
           ----------------------------
or Warrants are outstanding or (ii) any Purchaser owns Underlying Shares with a market value of at least $500,000, the Company shall not, and shall cause each of its Subsidiaries not to, enter into, amend, modify or supplement, or permit any Subsidiary to enter into, amend, modify or supplement, any agreement, transaction, commitment or arrangement with any of its or any Subsidiary's officers, directors, person who were officers or directors at any time during the previous two years, shareholders who beneficially own 5% or more of the Common Stock, or affiliates or with any individual related by blood, marriage or adoption to any such individual or with any entity in which any such entity or individual owns a 5% or more beneficial interest (each, a "Related Party"), except for (a) customary employment arrangements and benefit programs on reasonable terms, (b) any agreement, transaction, commitment or arrangement which is approved by a majority of the disinterested directors of the Company or
(c) any agreement, transaction, commitment or arrangement on an arms-length basis on terms no less favorable than terms which would have been obtainable from a person other than such Related Party. For purposes hereof, any director who is also an officer of the Company or any Subsidiary of the Company shall not be a disinterested director with respect to any such agreement, transaction, commitment or arrangement.

                                  ARTICLE IV

                                 CONDITIONS

     4.1  Conditions Precedent to the Obligation of the Purchasers to Purchase
          --------------------------------------------------------------------
the Convertible Notes.  The obligation of each Purchaser hereunder to purchase
---------------------
the Convertible Notes and the Warrants from the Company at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for each Purchaser's sole benefit and may be waived by such Purchaser at any time in its sole discretion by providing the Company with prior written notice thereof:

          (a) The Company shall have executed each of the Transaction Documents and delivered the same to such Purchaser.

          (b) The Common Stock (i) shall be designated for quotation or listed on the Nasdaq National Market and (ii) shall not have been suspended by the SEC or the Nasdaq National Market from trading on the Nasdaq National Market nor shall suspension by the SEC or the Nasdaq National Market have been threatened either (A) in writing by the SEC or the Nasdaq National Market or (B) by falling below the minimum listing maintenance requirements of the Nasdaq National Market; and the Underlying Shares issuable upon conversion or exercise of the Notes and the related Warrants, as the case may be, shall be listed upon the Nasdaq National Market.

          (c) The representations and warranties of the Company shall be true and correct , and the Company shall have performed, satisfied and complied with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Closing Date. Such Purchaser shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Purchaser.

          (d) The Board of Directors of the Company shall have adopted resolutions consistent with Section 2.1(b) above and in a form reasonably acceptable to such Purchaser (the "Resolutions").

          (e) As of the Closing Date, the Company shall have reserved out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Convertible Notes and the exercise of the Warrants, at least 6,500,000 shares of Common Stock.

          (f) The Irrevocable Transfer Agent Instructions in the form attached hereto as Exhibit F shall have been delivered to and acknowledged in writing by
          ---------
the Company's transfer agent.

          (g) The Company shall have delivered to such Purchaser a certificate evidencing the incorporation and good standing of the Company in such entity's state of incorporation or organization issued by the Secretary of State or comparable officer of such state of incorporation or organization as of a date within ten
(10) days of the Closing Date, or such other date as shall be acceptable to the Purchasers.

          (h) The Company shall have delivered to such Purchaser a certified copy of the Articles of Incorporation as certified by the Utah Department of Commerce, Division of Corporations and Commercial Code, as of a date within ten
(10) days of the Closing Date.

          (i) The Company shall have delivered to such Purchaser a secretary's certificate, dated as of the Closing Date, certifying as to (A) the Resolutions,
(B) the Articles of Incorporation and (C) the Bylaws, each as in effect at the Closing.

          (j) The Company shall have made all filings under all applicable federal and state securities laws necessary to consummate the issuance of the Securities pursuant to this Agreement in compliance with such laws.

          (k) The Company shall have a letter from the Company's transfer agent certifying the number of shares of Common Stock outstanding as of a date within five days of the Closing Date, copies of which shall be made available to Purchasers so requesting.

          (l) The Company shall have delivered to the Purchasers such other documents relating to the transactions contemplated by the Transaction Documents as the Purchasers or their counsel may reasonably request.

          (m) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement or the Registration Rights Agreement relating to the issuance or conversion of any portion of the principal amount of the Convertible Notes or exercise of the Warrants;

          (n) Since the date of the financial statements included in the Company's last filed Quarterly Report on Form 10-QSB or Annual Report on Form 10-KSB, whichever is more recent, last filed prior to the date of this Agreement, no event which has or can reasonably be expected to have a Material Adverse Effect which has not specifically been disclosed in the Disclosure Materials prior to the date of this Agreement shall have occurred, nor shall there have occurred a material adverse change in the financial condition or prospects of the Company, which is not disclosed in the Disclosure Materials;

          (o) The Company shall have delivered to each Purchaser an opinion of outside legal counsel to the Company in substantially the form attached hereto as Exhibit E and dated as of the Closing Date;
   ---------

          (p) All Required Approvals and consents shall have been obtained;

          (q) The Company shall have delivered to such Purchaser or its designee the Convertible Notes and the Warrants being purchased at Closing, registered in the name of such Purchaser, each in form satisfactory to the Purchasers; and

          (r) No event resulting in a Material Adverse Effect shall have occurred between the date of this Agreement and the Closing Date.


                                   ARTICLE V

                                 MISCELLANEOUS

          5.1 Placement Fees and Expenses.  Except to the extent set forth in
              ---------------------------
Section 3.7, and except as otherwise may be provided in the Registration Rights Agreement, each of the parties shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby, except that the Company shall pay on the Closing Date out of the Purchase Price up to six percent (6%) of the total Purchase Price to FleetBoston Robertson Stephens, Inc., as placement agent (the "Placement Agent") and shall issue to the Placement Agent a warrant (the "Placement Agent Warrant") to purchase up to that number of shares of Common Stock as shall be equal to ten percent (10%) of the number of shares of Common Stock underlying the Warrants issued to the Purchasers. The Placement Agent Warrant, if any, shall have an exercise period of five years from the Closing Date. Except for the number of shares of Common Stock issuable upon its exercise, the Placement Agent Warrant shall be identical to the Warrants and shall be in the form attached to this Agreement as Exhibit C. The shares of Common Stock issuable upon the exercise
             ---------
of the Placement Agent Warrant shall be included within the definition of Registrable Securities under the Registration Rights Agreement, and the Placement Agent shall be a party to the Registration Rights Agreement. The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of the Securities pursuant to this Agreement.

          5.2 Entire Agreement.  This Agreement, together with the exhibits
              ----------------
and schedules hereto, the Registration Rights Agreement, the Convertible Notes and the Warrants contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters.

          5.3 Notices.  Any and all notices or other communications or
              -------
deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 4:30 p.m. (Pacific time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in the Purchase Agreement later than 4:30 p.m. (Pacific time) on any date and earlier than 11:59 p.m. (Pacific time) on such date, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

     If to the Company:     BRITESMILE, INC.
                            490 North Wiget Lane
                            Walnut Creek, California 94598
                            Facsimile No.: (925) 941-6266
                            Attn: Paul A. Boyer, Chief Financial Officer

     With copies to:        DURHAM JONES & PINEGAR, P.C.
                            Broadway Centre, Suite 900
                            111 East Broadway
                            Salt Lake City, Utah 84111
                            Facsimile No.: (801) 415-3500
                            Attn:  Jeffrey M. Jones

If to a Purchaser, to it at the address and facsimile number set forth on Exhibit A, with copies to such Purchaser's representatives as set forth on
---------
Exhibit A, or at such other address and/or facsimile number and/or to the
---------
attention of such other person as the recipient party has specified by written notice given to each other party five days prior to the effectiveness of such change.

          5.4  Amendments; Waivers. No provision of this Agreement may be
               -------------------
amended other than by an instrument in writing signed by the Company and the holders of at least two-thirds (2/3) of the principal amount of the Convertible Notes on the Closing Date, and no provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Convertible Notes or Warrants then outstanding. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration also is offered to all of the parties to the Transaction Documents or holders of Convertible Notes, as the case may be.

          5.5  Headings.  The headings herein are for convenience only, do not
               --------
constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

          5.6  Successors and Assigns.  This Agreement shall be binding upon
               ----------------------
and inure to the benefit of the parties and their successors and permitted assigns. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the holders of at least two-thirds (2/3) of the principal amount of the Convertible Notes then outstanding. A Purchaser may assign some or all of its rights hereunder without the consent of the Company; provided, however, that any such assignment shall not release such Purchaser from its obligations hereunder unless such obligations are assumed by such assignee and the Company has consented to such assignment and assumption, which consent shall not be unreasonably withheld. Notwithstanding anything to the contrary contained in the Transaction Documents, the Purchasers shall be entitled to pledge the Securities in connection with a bona fide margin account or other loan secured by the Securities.

          5.7  No Third-Party Beneficiaries.  This Agreement is intended for
               ----------------------------
the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

          5.8  Governing Law.  All questions concerning the construction,
               -------------
validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in New York City, Borough of Manhattan, State of New York, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereby irrevocably waives any right it may have, and agrees not to request, a jury trial for the adjudication of any dispute hereunder or in connection herewith or arising out of this Agreement or any transaction contemplated hereby.

          5.9  Survival.  The agreements and covenants contained in Article IV
               --------                                             ----------
and this Article V shall survive the delivery and conversion of the Convertible
         ---------
Notes pursuant to this Agreement, and the representations and warranties of the Company and the Purchasers contained in Article II shall survive until a date
                                        ----------
that is two years after the Closing Date. Each Purchaser shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

          5.10  Execution.  This Agreement may be executed in two or more
                ---------
counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.

          5.11  Publicity.  The Company, the Purchasers and the Placement
                ---------
Agent shall consult with each other in issuing any press releases or otherwise making public statements with respect to the transactions contemplated hereby and neither party shall issue any such press release or otherwise make any such public statement without the prior written consent of the other, which consent shall not be unreasonably withheld or delayed, except that no prior consent shall be required if such disclosure is required by law, in which case the disclosing party shall provide the other party with prior notice of such public statement. Notwithstanding the generality of the foregoing, the parties agree that the Company will issue a press release at or immediately after the Closing, the contents of which will be filed with the SEC as a current report of the Company on Form 8-K, the form of which will be agreed to by the parties at or before the Closing.

          5.12  Severability.  In case any one or more of the provisions of
                ------------
this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

          5.13  No Strict Construction. The language used in this Agreement will
                ----------------------
be deemed to be the language chosen by the parties to express their mutual intent, and no rule of construction will be applied against any party.

          5.14  Termination. In the event that the Closing shall not have
                -----------
occurred with respect to a Purchaser on or before five (5) Business Days from the date hereof due to the Company's failure to satisfy the conditions set forth in Article IV above (and such Purchaser's failure to waive such unsatisfied condition(s)), such Purchaser shall have the option to terminate this Agreement with respect to the Company at the close of business on such date without liability of such Purchaser to the Company.

          5.15  Remedies. Each Purchaser and each holder of the Securities shall
                --------
have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

          5.16  Payment Set Aside. To the extent that the Company makes a
                -----------------
payment or payments to any Purchaser hereunder or pursuant to the Registration Rights Agreement, the Convertible Notes or the Warrants, or the Purchasers enforce or exercise their rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                            SIGNATURE PAGES FOLLOW]

          IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized persons as of the date first indicated above.

The Company:

BRITESMILE, INC.



By: /s/ Paul A. Boyer
    --------------------------
Name: Paul A. Boyer
      ------------------------
Title: Chief Financial Officer
       -----------------------

Purchasers:


LCO INVESTMENTS LIMITED



By: /s/ Michael C.M. Yong
    --------------------------
    Its: Director
         ---------------------



    /s/ Andrew McKelvey
------------------------------
ANDREW McKELVEY



PEQUOT PRIVATE EQUITY FUND II, L.P.

BY: PEQUOT CAPITAL MANAGEMENT, INC.
      ITS: INVESTMENT MANAGER



By: /s/ Kevin E. O'Brien
    --------------------------
     Kevin E. O'Brien, General Counsel

PEQUOT PARTNERS FUND, L.P.

BY: PEQUOT CAPITAL MANAGEMENT, INC.
      ITS: INVESTMENT MANAGER


By: /s/ Kevin E. O'Brien
    --------------------------
    Kevin E. O'Brien, General Counsel



PEQUOT INTERNATIONAL FUND, INC.

BY: PEQUOT CAPITAL MANAGEMENT, INC.
      ITS: INVESTMENT ADVISOR



By: /s/ Kevin E. O'Brien
    ------------------------------------
     Kevin E. O'Brien, General Counsel




    /s/ John Reed
----------------------------------------
JOHN REED



    /s/ Gasper Lazzara, Jr., D.D.S.
----------------------------------------
GASPER LAZZARA, JR., D.D.S.

CAPEX, L.P.

By  RBP, LLC
Its General Partner



By: /s/ Evan Zucker
    ------------------------------------
    Evan Zucker
    Managing Partner



PACIFIC MEZZANINE FUND

By  PACIFIC PRIVATE CAPITAL



By: /s/  Nathan W. Bell
    ------------------------------------
    Nathan  W. Bell, Managing Partner